UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2010

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia	31901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Carmike Cinemas, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of updating Part II, Item 8 from the Company’s Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2009 and Part I, Item 1 from the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010 (the “Form 10-Q”) for the additional footnote discussed below, in connection with the anticipated filing by the Company of a registration statement on Form S-3 (the “Registration Statement”) which will register, among other securities, debt securities of the Company and guarantees thereof by the Company’s wholly-owned subsidiaries. This Current Report on Form 8-K should be read in conjunction with the Form 10-K and the Form 10-Q as well as the Company’s other filings with the Securities and Exchange Commission. The registered securities will be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933.

This report contains the consolidated balance sheets of the Company as of December 31, 2009 and 2008 and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2009. This report also contains the condensed consolidated balance sheets of the Company as of March 31, 2010 (unaudited) and December 31, 2009, and the related condensed consolidated statements of operations and cash flows for the three months ended March 31, 2010 and 2009 (unaudited).

The Company anticipates filing the Registration Statement on or about June 8, 2010. At such time, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. Pursuant to Rule 3-10 of Regulation S-X, the financial statements attached as exhibits hereto include an additional footnote (footnotes 18 and 11 in exhibits 99.1 and 99.2, respectively) with condensed consolidating financial information for the subsidiary guarantors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of Deloitte & Touche LLP.

99.1	Consolidated balance sheets of Carmike Cinemas, Inc. as of December 31, 2009 and 2008 and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2009.

99.2	Condensed consolidated balance sheets of Carmike Cinemas, Inc. as of March 31, 2010 (unaudited) and December 31, 2009 and the related condensed consolidated statements of operations and cash flows for the three months ended March 31, 2010 and 2009 (unaudited).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: June 8, 2010	By:	/S/ RICHARD B. HARE
Richard B. Hare
Senior Vice President—Finance, Treasurer and Chief Financial Officer